Exhibit 10.1
                                                                  ------------

                   AMENDMENT NO. 2 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 12, 1999 (the "Amendment"), is by and among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), the several lenders identified on the signature pages hereto (the "Lenders"), NATIONSBANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK ("FUNB"), as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH ("Rabobank") and SOCIETE GENERALE ("SocGen"), as co-agents for the Lenders (in such capacity, the "Co-Agents").

                         W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement dated as of June 27, 1997, as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of May 6, 1998 (as previously amended, the "Credit Agreement") among the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

     WHEREAS, the parties hereto have agreed to enter into this Amendment in order to effect certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                               PART I
                            DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless other-wise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                    "Amendment Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement (as amended hereby).



                                PART II
                      AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II.

     SUBPART 2.1. Amendments to Section 6.3. Section 6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:



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     Section 6.3    Consolidated Fixed Charge Coverage Ratio.
                    ----------------------------------------
     Maintain a Consolidated Fixed Charge Coverage Ratio, calculated on the last day of each fiscal quarter ending on the dates set forth below, of not less than the ratio set forth opposite such date:

          Fiscal Quarter End                         Ratio
          ------------------                      -----------
          September 30, 1997                       0.80:1.0
          December 31, 1997                        1.10:1.0
          March 31, 1998 through
            March 31, 1999                         0.90:1.0
          June 30, 1999 and each fiscal
            quarter end occurring thereafter       1.25:1.0



                              PART III
                    CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

               SUBPART 3.1.1. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower and the Required Lenders.

               SUBPART 3.1.2. Amendment Fee. The Borrower shall pay to each Lender which executes this Amendment an amendment fee equal to three and one-half basis points (3.5bps) on such Lender's Commitment .

               SUBPART 3.1.4. Other Documents. The Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Administrative Agent.



                            PART IV
                         MISCELLANEOUS

     SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2.  Instrument Pursuant to Credit Agreement.  This
Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

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     SUBPART 4.4.  Survival.  Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

     SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.8. Acknowledgement of Mergers of Certain Subsidiaries. The Lenders hereby acknowledge that Florimex Worldwide, Inc. and DIMON International, Inc. have been merged into the Borrower.



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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:           DIMON INCORPORATED
--------

                    By     /s/ James A. Cooley
                       ________________________________________

                    Title  Senior Vice President and Treasurer



                    By     /s/ Bonita L. Finney
                       ________________________________________
                    Title  Assistant Treasurer


































[Signatures Continued]

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LENDERS:                 NATIONSBANK, N.A., as a Lender and
-------                  in its capacity as Administrative Agent


                         By        /s/ William F. Sweeney
                           ________________________________________
                         Name:     William F. Sweeney
                         Title:    Vice President


                         FIRST UNION NATIONAL BANK, as a Lender
                         and in its capacity as Documentation Agent


                         By        /s/ Susan K. Doyle
                           ________________________________________
                         Name:     Susan K. Doyle
                         Title:    Senior Vice President


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "RABOBANK
                         NEDERLAND," NEW YORK BRANCH, as a Lender and in its capacity as a Co-Agent


                         By        /s/ Theodore W. Cox
                           ________________________________________
                         Name:     Theodore W. Cox
                         Title:    Vice President

                         By        /s/ Ian Reece
                           ________________________________________
                         Name:     Ian Reece
                         Title:    Senior Credit Officer


                         SOCIETE GENERALE, as a Lender and
                         in its capacity as a Co-Agent


                         By        /s/ Ralph Sahed
                           ________________________________________
                         Name:     Ralph Sahed
                         Title:    Director


                         BANK OF AMERICA NT & SA


                         By        /s/ William F. Sweeney
                           ________________________________________
                         Name:     William F. Sweeney
                         Title:    Vice President


                         [Signatures continued]

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
                         CRESTAR BANK


                         By        /s/ C. Gray Key
                           ________________________________________
                         Name:     C. Gray Key
                         Title:    Vice President


                         WACHOVIA BANK, N.A.


                         By        /s/ Keith A. Sherman
                           ________________________________________
                         Name:     Keith A. Sherman
                         Title:    Senior Vice President


                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                         By        /s/ J. William Rhodes
                           ________________________________________
                         Name:     J. William Rhodes
                         Title:    Vice President


                         ABN AMRO BANK N.V. NEW YORK BRANCH


                         By        /s/ Richard H. West
                           ________________________________________
                         Name:     Richard H. West
                         Title:    Group Vice President

                         By        /s/ Christopher M. Plumb
                           ________________________________________
                         Name:     Christopher M. Plumb
                         Title:    Vice President


                         THE BANK OF NOVA SCOTIA


                         By___________________________
                         Name:  None
                         Title:


                         THE SUMITOMO BANK, LIMITED,
                         NEW YORK BRANCH


                         By        /s/ J. Bruce Meredith
                           ________________________________________
                         Name:     J. Bruce Meredith
                         Title:    Senior Vice President

                         [Signatures continued]
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                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                         NEW YORK BRANCH


                         By        /s/ William Schwarze
                           ________________________________________
                         Name:     William Schwarze
                         Title:    Director

                         By        /s/ J. Coussa
                           ________________________________________
                         Name:     J. Coussa
                         Title:    Managing Director


                         NATEXIS BANQUE
                         (fka Banque Francaise Du Commerce Exterieur)


                         By___________________________
                         Name:  None
                         Title:

                         CORESTATES BANK, N.A.


                         By        /s/ William C. Moses
                           ________________________________________
                         Name:     William C. Moses
                         Title:    Vice President


                         ISTITUTO BANCARIO SAN PAOLO DI TORINO-
                         ISTITUTO MOBILIARE ITALIANO, S.P.A.


                         By        /s/ Robert Wurster
                           ________________________________________
                         Name:     Robert Wurster
                         Title:    First Vice President

                         By        /s/ Carl Persico
                           ________________________________________
                         Name:     Carl Persico
                         Title:    Deputy General Manager


                         STANDARD  CHARTERED BANK

                         By        /s/ William Zenario
                           ________________________________________
                         Name:     William Zenario
                         Title:    Vice president

                         By        /s/ Peter G. R. Dodds
                           ________________________________________
                         Name:     Peter G. R. Dodds
                         Title:    Senior Credit Officer/Coin 98/62

                         [Signatures continued]
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                         BANCA MONTE DEI PASCHI DI SIENA S.P.A.


                         By        /s/ S. M. Sondak
                           ________________________________________
                         Name:     S. M. Sondak
                         Title:    F.V.P. & Dep. General Manager

                         By        /s/ Brian R. Landy
                           ________________________________________
                         Name:     Brian R. Landy
                         Title:    Vice President


                         CREDIT LYONNAIS ATLANTA AGENCY


                         By        /s/ David M. Cawrse
                           ________________________________________
                         Name:     David M. Cawrse
                         Title:    First Vice President & Manager


                         THE SANWA BANK, LIMITED, ATLANTA AGENCY


                         By___________________________
                         Name:  None
                         Title:





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                                                                Exhibit 10.2
                                                                ------------

                     AMENDMENT NO. 3 TO CREDIT AGREEMENT


     NationsBank Corporate Center
     Charlotte, NC 28255
     Tel 704-386-5000



NationsBank


                                April 30, 1999


DIMON Incorporated
512 Bridge Street
Danville, Virginia  24543
Attention:     James A. Cooley
               Senior Vice President and CFO

          Re: Credit Agreement dated as of June 27, 1997 (the "Credit Agreement") among DIMON Incorporated (the "Borrower"), the several lenders party thereto (the "Lenders"), NationsBank, N. A., as Administrative Agent, First Union National Bank, as Documentation Agent and Cooperatieve Centrale Raiffeisen-Boerenleebank B.A., "RaboBank Nederland," New York Branch and Societe Generale, as Co-Agents

Dear Jim:

The defined terms in the above referenced Credit Agreement are incorporated herein by reference.

Pursuant to your request, the undersigned Lenders hereby agree with you to amend the Credit Agreement by addeing a new Section 6.5 which shall read as follows:

     Section 6.5    Calculations.
                    ------------
          For purposes of calculating the financial covenants contained
     Section 6.2 and Section 6.3 contained in this Article VI, the Borrower shall be permitted to exclude during the appropriate Calculation Periods the effect of one-time restructuring and other asset impairment charges incurred during the fiscal quarters ending March 31, 1999 and June 30, 1999 in an aggregate amount not to exceed $26,000,000.

The consent and amendment set forth above shall be and become effective as of the date hereof when counterparts of this letter agreement shall have been duly executed on behalf of (A) the Borrower and (B) the Required Lenders.

Except as waived or amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

This letter may be executed in any number of counterparts (including facsimile counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract.

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April 30, 1999
Page 2


THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

Sincerely,

NATIONSBANK, N.A.

By   /s/  William Sweeny
   ________________________________
Name:     William Sweeny
Title     Vice President


ABN AMRO BANK N.V. NEW YORK BRANCH

By   None
   ________________________________
Name:
Title


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By   None
   ________________________________
Name:
Title


THE BANK OF NOVA SCOTIA

By   None
   ________________________________
Name:
Title


BANK OF TOKYO - MITSUBISHI TRUST
COMPANY, f/k/a  THE BANK OF TOKYO TRUST COMPANY

By   None
   ________________________________
Name:
Title


COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH

By   None
   ________________________________
Name:
Title


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



April 30, 1999
Page 3


CRESTAR BANK

By   /s/  C. Gray Key
   ________________________________
Name:     C. Gray Key
Title     Vice President


FIRST UNION NATIONAL BANK

By   /s/  Susan Doyle
   ________________________________
Name:     Susan Doyle
Title     Senior Vie President


SIGNET BANK/VIRGINIA

By   /s/  Susan Doyle
   ________________________________
Name:     Susan Doyle
Title     Senior Vie President


SOCIETE GENERALE

By   /s/  Christopher J. Speltz
   ________________________________
Name:     Christopher J. Speltz
Title     Director, Head of SG - Dallas


THE SUMITOMO BANK, LIMITED

By   /s/  J. Bruce Meredith
   ________________________________
Name:     J. Bruce Meredith
Title     Senior Vice President

WACHOVIA BANK, N.A.

By   /s/  Keith Sherman
   ________________________________
Name:     Keith Sherman
Title     Senior vice President


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April 30, 1999
Page 4


ISTITUTO BANCARIO SAN PAOLO DI TORINO MOBILIARO ITALIANO S.p.A.

By   None
   ________________________________
Name:
Title

By   None
   ________________________________
Name:
Title


BANCA MONTE DEI PASCHI DI SIENA SPA

By   /s/  G. Natalicchi
   ________________________________
Name:     G. Natalicchi
Title     Senior Vice President & General Manager

By   /s/  Brian R. Landy
   ________________________________
Name:     Brian R. Landy
Title     Vice President



BAYERISCHE HYPO-UND VEREINSBANK AG,
NEW YORK BRANCH

By   None
   ________________________________
Name:
Title

By   None
   ________________________________
Name:
Title


NATEXIS BANQUE
(fka Banque Francaise Du Commerce Exterieur)

By   None
   ________________________________
Name:
Title


STANDARD  CHARTERED BANK


By   None
   ________________________________
Name:
Title


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April 30, 1999
Page 5


CREDIT LYONNAIS ATLANTA AGENCY

By   None
   ________________________________
Name:
Title



THE SANWA BANK, LIMITED, ATLANTA AGENCY

By   None
   ________________________________
Name:
Title



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April 30, 1999
Page 6


ACCEPTED AND AGREED:

BORROWER:
--------


DIMON INCORPORATED


By        /s/ James A. Cooley
   ________________________________
Name:     James A. Cooley
Title     Senior Vice President and Treasurer


By        /s/ Bonita L. Finney
   ________________________________
Name:     Bonita L. Finney
Title     Assistant Treasurer

















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